                                                                      Exhibit 32

                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Excelsior Venture Partners III, LLC (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13
(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 15, 2003                           /s/ David I. Fann
                                                   ---------------------------
                                           Name: David I. Fann
                                           Title: Co-Chief Executive Officer


Date: September 15, 2003                           /s/ Douglas A. Lindgren
                                                   ---------------------------
                                           Name: Douglas A. Lindgren
                                           Title: Co-Chief Executive Officer


Date: September 15, 2003                           /s/ Robert F. Aufenanger
                                                   ---------------------------
                                           Name: Robert F. Aufenanger
                                           Title: Treasurer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.